                       Securities and Exchange Commission

                              Washington, DC 20549

                                   Form 8 - K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 30, 2002
                                                         -----------------

                         STERLING FINANCIAL CORPORATION
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

        Pennsylvania                            0-16276                       23-2449551
---------------------------------    ---------------------------------      -----------------
(State or other jurisdiction            (Commission File Number)                (IRS Employer
     of incorporation)                                                     Identification No.)




        101 North Pointe Boulevard, Lancaster, Pennsylvania                         17601-4133
-----------------------------------------------------------------                 ---------------
            (Address of principal executive offices)                                (Zip Code)
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        Registrant's Telephone number, including area code (717) 581-6030
                                                           ---------------

                                       N/A
 ------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)





ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         Not Applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Not applicable.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         Not applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         Not applicable.

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On April 30, 2002, the Registrant, Sterling Financial Corporation, declared a five-for-four stock split effected in the form of a 25% stock dividend to shareholders of record on May 15, 2002 and payable on June 3, 2002. On April 30, 2002, Sterling issued a press release announcing the foregoing information, which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

         On May 2, 2002, Sterling issued a press release announcing the highlights of its Annual Meeting on April 30, 2002. The aforementioned is attached as Exhibit 99.2 to this Current Report on Form 8-K.

         Sterling Financial Corporation hereby files its amended Articles of Incorporation, as approved by shareholders, as Exhibit 3 (i) to this Current Report on Form 8-K.

         Sterling Financial Corporation hereby files a Supplemental Executive Retirement Agreement, dated April 22, 2002, between Sterling Financial Corporation and John E. Stefan, as Exhibit 10.1 to this Current Report on Form 8-K.

         Sterling Financial Corporation hereby files a Consulting Agreement and General Release, dated April 22, 2002, between Sterling Financial Corporation and John E. Stefan, as Exhibit 10.2 to this Current Report on Form 8-K

ITEM 6.  RESIGNATION'S OF REGISTRANT'S DIRECTORS.

         Not Applicable.

ITEM 7.  FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS.

             (a) Not Applicable.

             (b) Not Applicable.

             (c) Exhibits:

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
                       3 (i)  Amended Articles of Incorporation

                       10.1   Supplemental Executive Retirement Agreement, dated
                              April 22, 2002 between Sterling Financial Corporation and
                              John E. Stefan

                       10.2   Consulting Agreement and General Release

                       99.1   Press Release of Registrant, dated April 30, 2002,
                              re: Registrant announces the declaration of a five-for-
                              four stock split effected in the form of a 25% stock
                              dividend.

                       99.2   Press Release of Registrant, dated May 2, 2002,
                              Re: Registrant Annual Meeting Highlights Stefan's Leadership and New Role.
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ITEM 8.  CHANGES IN FISCAL YEAR.

         Not applicable.

ITEM 9.  REGULATION FD DISCLOSURE.

         Not applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       STERLING FINANCIAL CORPORATION


                                        By:   /s/ Douglas P. Barton
                                            ------------------------------------
                                        Douglas P. Barton, Vice President, Chief
                                            Accounting Officer and Secretary


DATE      May 15, 2002
     ----------------------

                                  EXHIBIT INDEX


                                                                   Page Number
                                                                   in Manually
Exhibit                                                          Signed Original
-------                                                          ---------------

3 (i)    Amended Articles of Incorporation of Sterling
         Financial Corporation.                                        6

10.1     Supplemental Executive Retirement Agreement,
         dated April 22, 2002, between Sterling Financial
         Corporation and John E. Stefan.                               13

10.2     Consulting Agreement and General Release,
         dated April 22, 2002, between Sterling Financial
         Corporation and John E. Stefan.                               21

99.1     Press Release of Registrant, dated
         April 30, 2002. re: Registrant announces
         the declaration  of a five-for-four stock
         split effected  in the form of a 25%
         stock dividend.                                               29

99.2     Press Release of Registrant, dated May 2,
         2002.  Re: Registrant announces the
         highlights of its Annual Meeting.                             30
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